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                                  Exhibit 10.1

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                               HOME DIRECTOR, INC.

                        HOME DIRECTOR TECHNOLOGIES, INC.

                             DIGITAL INTERIORS, INC.

                           LOAN AND SECURITY AGREEMENT

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This LOAN AND SECURITY AGREEMENT (this "Agreement") is entered into as of July
24, 2003, by and among VENTURE BANKING GROUP, a division of Cupertino National Bank ("Bank"), HOME DIRECTOR, INC. ("HDI"), HOME DIRECTOR TECHNOLOGIES, INC. ("HDT"), and DIGITAL INTERIORS, INC. ("DI") (HDI, HDT and DI are hereinafter sometimes referred to individually as a "Borrower" and, collectively, as the "Borrowers").

                                    RECITALS

Borrowers wish to obtain credit from time to time from Bank, and Bank desires to extend credit to Borrowers. This Agreement sets forth the terms on which Bank will advance credit to Borrowers, and Borrowers will repay the amounts owing to Bank.

                                    AGREEMENT

The parties agree as follows:

DEFINITIONS AND CONSTRUCTION

                                  DEFINITIONS.

                           As used in this Agreement, the following terms shall
have the following definitions:

                  "Accounts" means all presently existing and hereafter arising accounts, contract rights, and all other forms of obligations owing to a Borrower arising out of the sale or lease of goods (including, without limitation, the licensing of software and other technology) or the rendering of services by a Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by a Borrower and Borrower's Books relating to any of the foregoing.

                  "Advance" or "Advances" means a loan advance under the Committed Revolving Line.

                  "Affiliate" means, with respect to any Person, any Person that owns or controls directly or indirectly such Person, any Person that controls or is controlled by or is under common control with such Person, and each of such Person's senior executive officers, directors, partners and, for any Person that is a limited liability company, such Persons, managers and members.

                  "Bank Expenses" means all: reasonable costs or expenses (including reasonable attorneys' fees and expenses) incurred in connection with the preparation, negotiation, administration, and enforcement of the Loan Documents; reasonable Collateral audit fees; and Bank's reasonable attorneys' fees and expenses incurred in amending, enforcing or defending the Loan Documents (including fees and expenses of appeal or review, or those incurred before, during and after an Insolvency Proceeding), whether or not suit is brought.

                  "Borrower's Books" means all of a Borrower's books and records including without limitation: ledgers; records concerning a Borrower's assets or liabilities, the Collateral, business operations or financial condition; and all computer programs, or tape files, and the equipment, containing such information.

                  "Borrowing Base" means an amount equal to eighty percent (80%) of Eligible Accounts, as determined by Bank with reference to the most recent Borrowing Base Certificate delivered by Borrower.

                  "Business Day" means any day that is not a Saturday, Sunday, or other day on which banks in the State of California are authorized or required to close.

                  "Closing Date" means the date of this Agreement.

                  "Code" means the California Uniform Commercial Code.

                  "Collateral" means the property described on Exhibit A attached hereto.

                  "Committed Revolving Line" means a credit extension of up to One Million Dollars ($1,000,000).

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                  "Contingent Obligation" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (i) any indebtedness, lease, dividend, letter of credit or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; (ii) any obligations with respect to undrawn letters of credit, corporate credit cards, or merchant services issued or provided for the account of that Person; and (iii) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term "Contingent Obligation" shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement.

                  "Copyrights" means any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held.

                  "Credit Extension" means each Advance or any other extension of credit by Bank for the benefit of Borrower hereunder.

                  "Current Liabilities" means, as of any applicable date, all amounts that should, in accordance with GAAP, be included as current liabilities on the consolidated balance sheet of Borrower and its Subsidiaries, as at such date, plus, to the extent not already included therein, all outstanding Credit Extensions made under this Agreement, including all Indebtedness that is payable upon demand or within one year from the date of determination thereof unless such Indebtedness is renewable or extendable at the option of Borrower or any Subsidiary to a date more than one year from the date of determination, but excluding Subordinated Debt.

                  "Eligible Accounts" means those Accounts that arise in the ordinary course of a Borrower's business that comply with all of a Borrower's representations and warranties to Bank set forth in Section 5.4; provided, that standards of eligibility may be fixed and revised from time to time by Bank in Bank's reasonable judgment and upon notification thereof to Borrower in accordance with the provisions hereof. Unless otherwise agreed to by Bank in writing, Eligible Accounts shall not include the following:

                  Accounts that the account debtor has failed to pay within ninety (90) days of invoice date;

                  Accounts with respect to an account debtor, twenty percent (20%) of whose Accounts the account debtor has failed to pay within ninety (90) days of invoice date;

                  Accounts with respect to an account debtor, including Affiliates, whose total obligations to a Borrower exceed thirty percent (30%) of all Accounts, to the extent such obligations exceed the aforementioned percentage, except as approved in writing by Bank;

                  Accounts with respect to which the account debtor does not have its principal place of business in the United States, except for Eligible Foreign Accounts;

                  Accounts with respect to which the account debtor is a federal, state or local governmental entity or any department, agency, or instrumentality thereof;

                  Accounts with respect to which a Borrower is liable to the account debtor, but only to the extent of any amounts owing to the account debtor (sometimes referred to as "contra" accounts, e.g. accounts payable, customer deposits, credit accounts, etc.);


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                  Accounts generated by demonstration or promotional equipment, or with respect to which goods are placed on consignment, guaranteed sale, sale or return, sale on approval, bill and hold, or other terms by reason of which the payment by the account debtor may be conditional;

                  Accounts with respect to which the account debtor is an Affiliate, officer, employee, or agent of a Borrower;

                  Accounts with respect to which the account debtor disputes liability or makes any claim with respect thereto as to which Bank believes, in its sole discretion, that there may be a basis for dispute (but only to the extent of the amount subject to such dispute or claim), or is subject to any Insolvency Proceeding, or becomes insolvent, or goes out of business;

                  Accounts owing from distributors that have not been pre-approved in writing by Bank;

                  Accounts with respect to progress billings; and

                  Accounts the collection of which Bank reasonably determines to be doubtful.

                  "Eligible Foreign Accounts" means Accounts with respect to which the account debtor does not have its principal place of business in the United States and that are: (1) covered by credit insurance in form and amount, and by an insurer satisfactory to Bank less the amount of any deductible(s) which may be or become owing thereon; or (2) supported by one or more letters of credit either advised or negotiated through Bank or in favor of Bank as beneficiary, in an amount and of a tenor, and issued by a financial institution, acceptable to Bank; or (3) that Bank approves on a case-by-case basis. Accounts of Lenbrook Industries are approved by Bank, provided such Accounts are not otherwise excluded under the definition of "Eligible Accounts."

                  "Equipment" means all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which a Borrower has any interest.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

                  "GAAP" means generally accepted accounting principles as in effect in the United States from time to time.

                  "Indebtedness" means (a) all indebtedness for borrowed money or the deferred purchase price of property or services, including without limitation reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all capital lease obligations and (d) all Contingent Obligations.

                  "Insolvency Proceeding" means any proceeding commenced by or against any person or entity under any provision of the United States Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extension generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

                  "Intellectual Property Collateral" means all of a Borrower's right, title, and interest in and to the following:

                  (a) Copyrights, Trademarks, Patents, and Mask Works;

                  Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

                  Any and all design rights which may be available to a Borrower now or hereafter existing, created, acquired or held;


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                  Any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

                  All licenses or other rights to use any of the Copyrights, Patents, Trademarks, or Mask Works, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

                  All amendments, renewals and extensions of any of the Copyrights, Trademarks, Patents or Mask Works; and

                  All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

                  "Inventory" means all present and future inventory in which a Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or at any time hereafter owned by or in the custody or possession, actual or constructive, of a Borrower, including such inventory as is temporarily out of its custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Borrower's Books relating to any of the foregoing.

                  "Investment" means any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

                  "IRC" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

                  "Lien" means any mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

                  "Loan Documents" means, collectively, this Agreement, any note or notes executed by Borrower, and any other present or future agreement entered into between a Borrower and/or for the benefit of Bank in connection with this Agreement, all as amended, extended or restated from time to time.

                  "Mask Works" means all mask works or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired.

                  "Material Adverse Effect" means a material adverse effect on
(i) the business, operations, condition (financial or otherwise) or prospects of a Borrower and its Subsidiaries taken as a whole or (ii) the ability of a Borrower to repay the Obligations or otherwise perform its obligations under the Loan Documents or (iii) the value or priority of Bank's security interests in the Collateral.

                  "Negotiable Collateral" means all of a Borrower's present and future letters of credit of which it is a beneficiary, notes, drafts, instruments, securities, documents of title, and chattel paper, and Borrower's Books relating to any of the foregoing.

                  "Net Income" means, for any period, the net income (or loss) after income taxes for such period of the Borrowers on a consolidated basis determined in accordance with GAAP.

                  "Obligations" means all debt, principal, interest, Bank Expenses and other amounts owed to Bank by a Borrower pursuant to this Agreement or any other agreement, whether absolute or contingent, due or to become due, now existing or hereafter arising, including any interest that accrues after the commencement of an Insolvency Proceeding and including any debt, liability, or obligation owing from a Borrower to others that Bank may have obtained by assignment or otherwise.


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                  "Patents" means all patents, patent applications and like
protections, including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

                  "Payment Date" means the fifteenth (15th) calendar day of each month, commencing on the first such date after the Closing Date.

                  "Permitted Indebtedness" means:

                  (b) Indebtedness of a Borrower in favor of Bank arising under this Agreement or any other Loan Document;

                  Indebtedness existing on the Closing Date and disclosed in the Schedule;

                  Indebtedness secured by a lien described in clause (c) of the defined term "Permitted Liens," provided (i) such Indebtedness does not exceed the lesser of the cost or fair market value of the equipment financed with such Indebtedness and (ii) such Indebtedness does not exceed $100,000 in the aggregate at any given time; and

                  Subordinated Debt.

                  "Permitted Investment" means:

                  (c) Investments existing on the Closing Date disclosed in the Schedule; and

                  (i) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one (1) year from the date of acquisition thereof, (ii) commercial paper maturing no more than one (1) year from the date of creation thereof and currently having rating of at least A-2 or P-2 from either Standard & Poor's Corporation or Moody's Investors Service, Inc., and (iii) certificates of deposit maturing no more than one (1) year from the date of investment therein issued by Bank.

                  "Permitted Liens" means the following: (d) Any Liens existing on the Closing Date and disclosed in the Schedule or arising under this Agreement or the other Loan Documents;

                  Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings and as to which adequate reserves are maintained on Borrower's Books in accordance with GAAP, provided the same have no priority over any of Bank's security interests;

                  Liens (i) upon or in any Equipment which was not financed by Bank acquired or held by a Borrower or any of its Subsidiaries to secure the purchase price of such Equipment or indebtedness incurred solely for the purpose of financing the acquisition of such Equipment, or (ii) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment; and

                  Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (a) through (c) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase.


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                  "Person" means any individual, sole proprietorship,
partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or governmental agency.

                  "Prime Rate" means the variable rate of interest, per annum, most recently published in the Western edition of The Wall Street Journal, as the "prime rate," whether or not such rate is the lowest rate available from Bank.

                  "Quick Assets" means, as of any applicable date, the unrestricted cash; unrestricted cash-equivalents; net, billed accounts receivable and investments with maturities not exceeding one year of Borrower determined in accordance with GAAP.

                  "Responsible Officer" means each of the Chief Executive Officer, the President, the Chief Financial Officer and the Controller of a Borrower.

                  "Revolving Maturity Date" means July 15, 2004.

                  "Schedule" means the schedule of exceptions attached hereto, if any.

                  "Subordinated Debt" means any debt incurred by a Borrower that is subordinated to the debt owing by a Borrower to Bank on terms acceptable to Bank (and identified as being such by Borrower and Bank).

                  "Subsidiary" means with respect to any Person, corporation, partnership, company association, joint venture, or any other business entity of which more than fifty percent (50%) of the voting stock or other equity interests is owned or controlled, directly or indirectly, by such Person or one or more Affiliates of such Person.

                  "Tangible Net Worth" means, as of any applicable date, the consolidated total assets of Borrowers minus, without duplication, (i) the sum of any amounts attributable to (a) goodwill, (b) intangible items such as unamortized debt discount and expense, patents, trade and service marks and names, copyrights and research and development expenses except prepaid expenses, and (c) all reserves not already deducted from assets, and (ii) Total Liabilities.

                  "Total Liabilities" means, as of any applicable date, all obligations that should, in accordance with GAAP, be classified as liabilities on the consolidated balance sheet of Borrowers, including in any event all Indebtedness, but specifically excluding Subordinated Debt.

                  "Trademarks" means any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of a Borrower connected with and symbolized by such trademarks.

                           ACCOUNTING AND OTHER TERMS.

                  All accounting terms not specifically defined herein shall be construed in accordance with GAAP and all calculations and determinations made hereunder shall be made in accordance with GAAP. When used herein, the term "financial statements" shall include the notes and schedules thereto. The terms "including" / "includes" shall always be read as meaning "including (or includes) without limitation," when used herein or in any other Loan Document.

LOAN AND TERMS OF PAYMENT

                               CREDIT EXTENSIONS.

                  Borrowers jointly and severally promise to pay to the order of Bank, in lawful money of the United States of America, the aggregate unpaid principal amount of all Credit Extensions made by Bank to Borrowers hereunder. Borrowers jointly and severally shall also pay interest on the unpaid principal amount of such Credit Extensions at rates in accordance with the terms hereof.


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Revolving Advances

Subject to and upon the terms and conditions of this Agreement, Bank agrees to make Advances to Borrowers in an aggregate outstanding amount not to exceed the Committed Revolving Line or the Borrowing Base, whichever is less. Subject to the terms and conditions of this Agreement, amounts borrowed pursuant to this
Section 2.1.1 may be repaid and reborrowed at any time prior to the Revolving Maturity Date.

Whenever Borrowers desire an Advance, Borrowers will notify Bank by facsimile transmission or telephone no later than 3:00 p.m. Pacific time, on the Business Day that the Advance is to be made. Each such notification shall be promptly confirmed by a Payment/Advance Form in substantially the form of Exhibit B hereto. Bank is authorized to make Advances under this Agreement, based upon instructions received from a Responsible Officer or a designee of a Responsible Officer, or without instructions if in Bank's discretion such Advances are necessary to meet Obligations which have become due and remain unpaid. Bank shall be entitled to rely on any telephonic notice given by a person who Bank reasonably believes to be a Responsible Officer or a designee thereof, and Borrower shall indemnify and hold Bank harmless for any damages or loss suffered by Bank as a result of such reliance. Bank will credit the amount of Advances made under this Section 2.1.1 to Borrower's deposit account. Borrower shall deliver to Bank a promissory note in substantially the form of Exhibit C-1.

The Committed Revolving Line shall terminate on the Revolving Maturity Date, at which time all Advances under this Section 2.1.1 and other amounts due under this Agreement (except as otherwise expressly specified herein) shall be immediately due and payable.

                                  OVERADVANCES.

                  If, at any time or for any reason, the amount of Obligations owed by Borrowers to Bank pursuant to Section 2.1.1 of this Agreement is greater than the lesser of (i) the Committed Revolving Line or (ii) the Borrowing Base, Borrowers shall immediately pay to Bank, in cash, the amount of such excess.

                   INTEREST RATES, PAYMENTS, AND CALCULATIONS.

                  Interest Rates. Except as set forth in Section 2.3(b), any Advances shall bear interest on the unpaid principal amount thereof at a per annum rate equal to the greater of (i) the Prime Rate plus One-Half Percent (0.50%) and (ii) Four and Three-Quarters Percent (4.75%).

                  Default Rate. All Obligations shall bear interest, from and after the occurrence of an Event of Default, at a rate equal to five (5) percentage points above the interest rate applicable immediately prior to the occurrence of the Event of Default.

                  Payments. Interest hereunder shall be due and payable on each Payment Date. Borrower hereby authorizes Bank to debit any accounts with Bank, including, without limitation, Account Number ___________________ for payments of principal and interest due on the Obligations and any other amounts owing by Borrower to Bank. Bank will notify Borrower of all debits which Bank has made against Borrower's accounts. Any such debits against Borrower's accounts in no way shall be deemed a set-off. Any interest not paid when due shall be compounded by becoming a part of the Obligations, and such interest shall thereafter accrue interest at the rate then applicable hereunder. All payments shall be free and clear of any taxes, withholdings, duties, impositions or other charges, to the end that Bank will receive the entire amount of any Obligations payable hereunder, regardless of source of payment.

                  Computation. In the event the Prime Rate is changed from time to time hereafter, the applicable rate of interest hereunder shall be increased or decreased effective as of 12:01 a.m. on the day the Prime Rate is changed, by an amount equal to such change in the Prime Rate. All interest chargeable under the Loan Documents shall be computed on the basis of a three hundred sixty (360) day year for the actual number of days elapsed.

                               CREDITING PAYMENTS.

                  Prior to the occurrence of an Event of Default, Bank shall credit a wire transfer of funds, check or other item of payment to such deposit account or Obligation as Borrowers specify. After the occurrence of


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an Event of Default, the receipt by Bank of any wire transfer of funds, check, or other item of payment, whether directed to Borrower's deposit account with Bank or to the Obligations or otherwise, shall be immediately applied to conditionally reduce Obligations, but shall not be considered a payment in respect of the Obligations unless such payment is of immediately available federal funds or unless and until such check or other item of payment is honored when presented for payment. Notwithstanding anything to the contrary contained herein, any wire transfer or payment received by Bank after 12:00 noon Pacific time shall be deemed to have been received by Bank as of the opening of business on the immediately following Business Day. Whenever any payment to Bank under the Loan Documents would otherwise be due (except by reason of acceleration) on a date that is not a Business Day, such payment shall instead be due on the next Business Day, and additional fees or interest, as the case may be, shall accrue and be payable for the period of such extension.

                                      FEES.

                  Borrowers shall pay to Bank the following:

                  Facility Fees. A Facility Fee equal to $4,000, which fee shall be due on the Closing Date and shall be fully earned and non-refundable. Bank acknowledges receipt of a deposit in the amount of $4,000, which shall be applied to such fee on the day this Agreement is executed;

                  Financial Examination and Appraisal Fees. Bank's customary fees and out-of-pocket expenses for Bank's audits of a Borrower's Accounts, and for each appraisal of Collateral and financial analysis and examination of a Borrower performed from time to time by Bank or its agents;

                  Bank Expenses. Upon demand from Bank, including, without limitation, upon the date hereof, all Bank Expenses incurred through the date hereof, including reasonable attorneys' fees and expenses and, after the date hereof, all Bank Expenses, including reasonable attorneys' fees and expenses, as and when they become due.

                                ADDITIONAL COSTS.

                  In case any law, regulation, treaty or official directive or the interpretation or application thereof by any court or any governmental authority charged with the administration thereof or the compliance with any guideline or request of any central bank or other governmental authority (whether or not having the force of law):

                  subjects Bank to any tax with respect to payments of principal or interest or any other amounts payable hereunder by Borrowers or otherwise with respect to the transactions contemplated hereby (except for taxes on the overall net income of Bank imposed by the United States of America or any political subdivision thereof);

                  imposes, modifies or deems applicable any deposit insurance, reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of, or loans by, Bank; or

                  imposes upon Bank any other condition with respect to its performance under this Agreement, and the result of any of the foregoing is to increase the cost to Bank, reduce the income receivable by Bank or impose any expense upon Bank with respect to any loans, Bank shall notify Borrowers thereof. Borrowers agree to pay to Bank the amount of such increase in cost, reduction in income or additional expense as and when such cost, reduction or expense is incurred or determined, upon presentation by Bank of a statement of the amount and setting forth Bank's calculation thereof, all in reasonable detail, which statement shall be deemed true and correct absent manifest error.

                                      TERM.

                  Except as otherwise set forth herein, this Agreement shall become effective on the Closing Date and, subject to Section 12.7, shall continue in full force and effect for so long as any Obligations remain outstanding or Bank has any obligation to make Credit Extensions under this Agreement. Notwithstanding


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the foregoing, Bank shall have the right to terminate its obligation to make
Credit Extensions under this Agreement immediately and without notice upon the occurrence and during the continuance of an Event of Default. Notwithstanding termination of this Agreement, Bank's Lien on the Collateral shall remain in effect for so long as any Obligations are outstanding.

CONDITIONS OF LOANS

                CONDITIONS PRECEDENT TO INITIAL CREDIT EXTENSION.

                  The obligation of Bank to make the initial Credit Extension is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, the following:

                  this Agreement;

                  a promissory note evidencing the amounts owing under Sections
2.1.1 hereof;

                  a certificate of the Secretary of each Borrower with respect to articles, bylaws, incumbency and resolutions authorizing the execution and delivery of this Agreement;

                  an intellectual property security agreement from each Borrower;

                  a warrant to purchase stock;

                  financing statements (Forms UCC-1);

                  insurance certificate;

                  payment of the fees and Bank Expenses then due specified in
Section 2.5 hereof; and

                  an audit of the Accounts, the results of which shall be satisfactory to Bank;

                  such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

                 CONDITIONS PRECEDENT TO ALL CREDIT EXTENSIONS.

                  The obligation of Bank to make each Credit Extension, including the initial Credit Extension, is further subject to the following conditions:

                  timely receipt by Bank of the Payment/Advance Form as provided in Section 2.1; and

                  the representations and warranties contained in Section 5 shall be true and correct in all material respects on and as of the date of such Payment/Advance Form and on the effective date of each Credit Extension as though made at and as of each such date, and no Event of Default shall have occurred and be continuing, or would result from such Credit Extension. The making of each Credit Extension shall be deemed to be a representation and warranty by Borrowers on the date of such Credit Extension as to the accuracy of the facts referred to in this Section 3.2(b).

CREATION OF SECURITY INTEREST

                           GRANT OF SECURITY INTEREST.

                  Each Borrower grants and pledges to Bank a continuing security interest in all presently existing and hereafter acquired or arising Collateral in order to secure prompt payment of any and all Obligations and in order to secure prompt performance by each Borrower of each of its covenants and duties under the Loan Documents. Except as set forth in the Schedule, such security interest constitutes a valid, first priority security interest in the presently existing Collateral, and will constitute a valid, first priority security interest in Collateral acquired after the date hereof. Borrower acknowledges that Bank may place a "hold" on any Deposit Account pledged as Collateral to secure the Obligations. Notwithstanding termination of this Agreement, Bank's Lien on the Collateral shall remain in effect for so long as any Obligations are outstanding.


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                 DELIVERY OF ADDITIONAL DOCUMENTATION REQUIRED.

                  Borrowers shall from time to time execute and deliver to Bank, at the request of Bank, all Negotiable Collateral, all financing statements and other documents that Bank may reasonably request, in form satisfactory to Bank, to perfect and continue perfected Bank's security interests in the Collateral and in order to fully consummate all of the transactions contemplated under the Loan Documents.

                                RIGHT TO INSPECT.

                  Bank (through any of its officers, employees, or agents) shall have the right, upon reasonable prior notice, from time to time during Borrower's usual business hours, to inspect Borrower's Books and to make copies thereof and to check, test, and appraise the Collateral in order to verify Borrower's financial condition or the amount, condition of, or any other matter relating to, the Collateral.

REPRESENTATIONS AND WARRANTIES

                  Each Borrower represents and warrants as follows:

                       DUE ORGANIZATION AND QUALIFICATION.

                  Borrower and each Subsidiary is a corporation duly existing and in good standing under the laws of its state of incorporation and qualified and licensed to do business in, and is in good standing in, any state in which the conduct of its business or its ownership of property requires that it be so qualified.

                         DUE AUTHORIZATION; NO CONFLICT.

                  The execution, delivery, and performance of the Loan Documents are within Borrower's powers, have been duly authorized, and are not in conflict with nor constitute a breach of any provision contained in Borrower's Articles of Incorporation or Bylaws, nor will they constitute an event of default under any material agreement to which Borrower is a party or by which Borrower is bound. Borrower is not in default under any agreement to which it is a party or by which it is bound, which default could have a Material Adverse Effect.

                             NO PRIOR ENCUMBRANCES.

                  Borrower has good and indefeasible title to the Collateral, free and clear of Liens, except for Permitted Liens.

                          BONA FIDE ELIGIBLE ACCOUNTS.

                  The Eligible Accounts are bona fide existing obligations. The service or property giving rise to such Eligible Accounts has been performed or delivered to the account debtor or to the account debtor's agent for immediate shipment to and unconditional acceptance by the account debtor. Borrower has not received notice of actual or imminent Insolvency Proceeding of any account debtor whose accounts are included in any Borrowing Base Certificate as an Eligible Account.

                             MERCHANTABLE INVENTORY.

                  All Inventory is in all material respects of good and marketable quality, free from all material defects.

                             INTELLECTUAL PROPERTY.

                  Borrower is the sole owner of the Intellectual Property Collateral, except for non-exclusive licenses granted by Borrower to its customers in the ordinary course of business. Each of the Patents is valid and enforceable, and no part of the Intellectual Property Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Intellectual Property Collateral violates the rights of any third party. Borrower's rights as a licensee of intellectual property do not give rise to more than five percent (5%) of its gross revenue in any given month, including without limitation revenue derived from the sale, licensing, rendering or disposition of any product or service. Except as set forth in the Schedule, Borrower is not a party to, or bound by, any agreement that restricts the grant by Borrower of a security interest in Borrower's rights under such agreement.

                    NAME; LOCATION OF CHIEF EXECUTIVE OFFICE.

                  Except as disclosed in the Schedule, Borrower has not done business under any name other than that specified on the signature page hereof. The chief executive office of Borrower is located at the address indicated in
Section 10 hereof. All Borrower's Inventory and Equipment is located only at the location set forth in Section 10 hereof.

                                   LITIGATION.

                  Except as set forth in the Schedule, there are no actions or proceedings pending or, to Borrower's knowledge, threatened by or against Borrower or any Subsidiary before any court or administrative agency in which an adverse decision could have a Material Adverse Effect or a material adverse effect on Borrower's interest or Bank's security interest in the Collateral.

               NO MATERIAL ADVERSE CHANGE IN FINANCIAL STATEMENTS.

                  All consolidated financial statements related to Borrower and any Subsidiary that have been delivered by Borrower to Bank fairly present in all material respects Borrower's consolidated financial condition as of the date thereof and Borrower's consolidated results of operations for the period then ended. There has not been a material adverse change in the consolidated financial condition of Borrower since the date of the most recent of such financial statements submitted to Bank on or about the Closing Date.

                                    SOLVENCY.

                  The fair saleable value of Borrower's assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; the Borrower is not left with unreasonably small capital after the transactions contemplated by this Agreement; and Borrower is able to pay its debts (including trade debts) as they mature.

                             REGULATORY COMPLIANCE.

                  Borrower and each Subsidiary has met the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. No event has occurred resulting from Borrower's failure to comply with ERISA that is reasonably likely to result in Borrower's incurring any liability that could have a Material Adverse Effect. Borrower is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940. Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T and U of the Board of Governors of the Federal Reserve System). Borrower has complied with all the provisions of the Federal Fair Labor Standards Act. Borrower has not violated any statutes, laws, ordinances or rules applicable to it, violation of which could have a Material Adverse Effect.

                            ENVIRONMENTAL CONDITION.

                  None of Borrower's or any Subsidiary's properties or assets has ever been used by Borrower or any Subsidiary or, to the best of Borrower's knowledge, by previous owners or operators, in the disposal of, or to produce, store, handle, treat, release, or transport, any hazardous waste or hazardous substance other than in accordance with applicable law; to the best of Borrower's knowledge, none of Borrower's properties or assets has ever been designated or identified in any manner pursuant to any environmental protection statute as a hazardous waste or hazardous substance disposal site, or a candidate for closure pursuant to any environmental protection statute; no lien arising under any environmental protection statute has attached to any revenues or to any real or personal property owned by Borrower or any Subsidiary; and neither Borrower nor any Subsidiary has received a summons, citation, notice, or directive from the Environmental Protection Agency or any other federal, state or other governmental agency concerning any action or omission by Borrower or any Subsidiary resulting in the release or other disposition of hazardous waste or hazardous substances into the environment.

                                     TAXES.

                  Borrower and each Subsidiary has filed or caused to be filed all tax returns required to be filed on a timely basis, and has paid, or has made adequate provision for the payment of, all taxes reflected therein.

                                  SUBSIDIARIES.

                  Borrower does not own any stock, partnership interest or other equity securities of any Person, except for Permitted Investments.

                              GOVERNMENT CONSENTS.

                  Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all governmental authorities that are necessary for the continued operation of Borrower's business as currently conducted.

    INVESTMENT ACCOUNTS. NONE OF BORROWER'S NOR ANY SUBSIDIARY'S PROPERTY IS MAINTAINED OR INVESTED WITH A PERSON OTHER THAN BANK.

                                FULL DISCLOSURE.

                  No representation, warranty or other statement made by Borrower in any certificate or written statement furnished to Bank contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading.

AFFIRMATIVE COVENANTS

                  Each Borrower covenants and agrees that, until payment in full of all outstanding Obligations, and for so long as Bank may have any commitment to make a Credit Extension hereunder, each Borrower shall do all of the following:

                                 GOOD STANDING.

                  Borrower shall maintain its and each of its Subsidiaries' corporate existence and good standing in its jurisdiction of incorporation and maintain qualification in each jurisdiction in which the failure to so qualify could have a Material Adverse Effect. Borrower shall maintain, and shall cause each of its Subsidiaries to maintain, to the extent consistent with prudent management of Borrower's business, in force all licenses, approvals and agreements, the loss of which could have a Material Adverse Effect.

                             GOVERNMENT COMPLIANCE.

                  Borrower shall meet, and shall cause each Subsidiary to meet, the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. Borrower shall comply, and shall cause each Subsidiary to comply, with all statutes, laws, ordinances and government rules and regulations to which it is subject, noncompliance with which could have a Material Adverse Effect or a material adverse effect on the Collateral or the priority of Bank's Lien on the Collateral.

                  FINANCIAL STATEMENTS, REPORTS, CERTIFICATES.

                  Borrower shall deliver to Bank: (a) as soon as available, but in any event within twenty-five (25) days after the end of each month, a company prepared consolidated and consolidating balance sheet and income statement covering Borrower's consolidated operations during such period, in a form and certified by an Officer of Borrower reasonably acceptable to Bank; (b) within ten (10) Business Days of filing, copies of all statements, reports and notices sent or made available generally by Borrower to its security holders or to any holders of Subordinated Debt and all reports on Form 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission; (c) promptly upon receipt of notice thereof, a report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of Fifty Thousand Dollars ($50,000) or more; (d) within thirty (30) days of the last day of each fiscal quarter, a report signed by Borrower, in form reasonably acceptable to Bank, listing any applications or registrations that Borrower has made or filed in respect of any Patents, Copyrights or Trademarks and the status of any outstanding applications or registrations, as well as any material change in Borrower's intellectual property, including but not limited to any subsequent ownership right of Borrower in or to any Trademark, Patent or Copyright not specified in Exhibits A, B, and C of the Intellectual Property Security Agreement delivered to Bank by Borrower in connection with this Agreement, and (e) such budgets, sales projections, operating plans or other financial information as Bank may reasonably request from time to time.

                  Within twenty-five (25) days after the last day of each month, Borrower shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit D hereto, together with aged listings of accounts receivable and accounts payable.

                  Within twenty-five (25) days after the last day of each month, Borrower shall deliver to Bank with the monthly financial statements a Compliance Certificate signed by a Responsible Officer in substantially the form of Exhibit E hereto.

                  Bank shall have a right prior to the initial Advance and from time to time thereafter to audit Borrower's Accounts at Borrower's expense (not to exceed $1,500 per audit, without notification to Borrower), provided that such audits will be conducted no more often than every twelve (12) months unless an Event of Default has occurred and is continuing.

                               INVENTORY; RETURNS.

                  Borrower shall keep all Inventory in good and marketable condition, free from all material defects. Returns and allowances, if any, as between Borrower and its account debtors shall be on the same basis and in accordance with the usual customary practices of Borrower, as they exist at the time of the execution and delivery of this Agreement. Borrower shall promptly notify Bank of all returns and recoveries and of all disputes and claims, where the return, recovery, dispute or claim involves more than Fifty Thousand Dollars ($50,000).

                                     TAXES.

                  Borrower shall make, and shall cause each Subsidiary to make, due and timely payment or deposit of all material federal, state, and local taxes, assessments, or contributions required of it by law, and will execute and deliver to Bank, on demand, appropriate certificates attesting to the payment or deposit thereof; and Borrower will make, and will cause each Subsidiary to make, timely payment or deposit of all material tax payments and withholding taxes required of it by applicable laws, including, but not limited to, those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Bank with proof satisfactory to Bank indicating that Borrower or a Subsidiary has made such payments or deposits; provided that Borrower or a Subsidiary need not make any payment if the amount or validity of such payment is (i) contested in good faith by appropriate proceedings, (ii) is reserved against (to the extent required by GAAP) by Borrower and (iii) no lien other than a Permitted Lien results.

                                   INSURANCE.

                  Borrower, at its expense, shall keep the Collateral insured against loss or damage by fire, theft, explosion, sprinklers, and all other hazards and risks, and in such amounts, as ordinarily insured against by other owners in similar businesses conducted in the locations where Borrower's business is conducted on the date hereof. Borrower shall also maintain insurance relating to Borrower's ownership and use of the Collateral in amounts and of a type that are customary to businesses similar to Borrower's.

                  All such policies of insurance shall be in such form, with such companies, and in such amounts as are reasonably satisfactory to Bank. All such policies of property insurance shall contain a lender's loss payable endorsement, in a form satisfactory to Bank, showing Bank as an additional loss payee thereof and all liability insurance policies shall show the Bank as an additional insured, and shall specify that the insurer must give at least twenty
(20) days notice to Bank before canceling its policy for any reason. At Bank's request, Borrower shall deliver to Bank certified copies of such policies of insurance and evidence of the payments of all premiums therefor. All proceeds payable under any such policy shall, at the option of Bank, be payable to Bank to be applied on account of the Obligations.

                              PRINCIPAL DEPOSITORY.

                  Borrower shall maintain and shall cause each of its Subsidiaries to maintain its principal depository, operating and investment accounts with Bank.

                                  QUICK RATIO.

                  Borrowers shall maintain, as of the last day of each calendar month, a ratio of Quick Assets to Current Liabilities of at least 1.15 to 1.0.

                               TANGIBLE NET WORTH.

                  Borrowers shall maintain, as of the last day of each calendar month, a Tangible Net Worth of not less than Two Million Dollars ($2,000,000).

                                 PROFITABILITY.

                  Borrowers shall not incur a net loss of more than (i) $500,000 for the fiscal quarter ending June 30, 2003, or (ii) $150,000 for the fiscal quarter ending September 30, 2003. Borrowers shall achieve Net Income of at least One Dollar ($1) for each fiscal quarter of the Borrowers commencing with the quarter ending December 31, 2003.

                  REGISTRATION OF INTELLECTUAL PROPERTY RIGHTS.

                  Borrower shall register or cause to be registered on an expedited basis (to the extent not already registered) with the United States Patent and Trademark Office or the United States Copyright Office, as the case may be, those registerable intellectual property rights now owned or hereafter developed or acquired by Borrower, to the extent that Borrower, in its reasonable business judgment, deems it appropriate to so protect such intellectual property rights.

                  Borrower shall promptly give Bank written notice of any applications or registrations of intellectual property rights filed with the United States Patent and Trademark Office, including the date of such filing and the registration or application numbers, if any. Borrower shall (i) give Bank not less than 30 days prior written notice of the filing of any applications or registrations with the United States Copyright Office, including the title of such intellectual property rights to be registered, as such title will appear on such applications or registrations, and the date such applications or registrations will be filed, and (ii) prior to the filing of any such applications or registrations, shall execute such documents as Bank may reasonably request for Bank to maintain its perfection in such intellectual property rights to be registered by Borrower, and upon the request of Bank, shall file such documents simultaneously with the filing of any such applications or registrations. Upon filing any such applications or registrations with the United States Copyright Office, Borrower shall promptly provide Bank with (i) a copy of such applications or registrations, without the exhibits, if any, thereto, (ii) evidence of the filing of any documents requested by Bank to be filed for Bank to maintain the perfection and priority of its security interest in such intellectual property rights, and (iii) the date of such filing.

                  Borrower shall execute and deliver such additional instruments and documents from time to time as Bank shall reasonably request to perfect and maintain the priority of Bank's security interest in the Intellectual Property Collateral. Borrower shall (i) protect, defend and maintain the validity and enforceability of the trade secrets, Trademarks, Patents and Copyrights, (ii) use commercially reasonable efforts to detect infringements of the Trademarks, Patents and Copyrights and promptly advise Bank in writing of material infringements detected and (iii) not allow any material Trademarks, Patents or Copyrights to be abandoned, forfeited or dedicated to the public without the written consent of Bank, which shall not be unreasonably withheld.

                  Bank may audit Borrower's Intellectual Property Collateral to confirm compliance with this Section, provided such audit may not occur more often than twice per year, unless an Event of Default has occurred and is continuing. Bank shall have the right, but not the obligation, to take, at Borrower's sole expense, any actions that Borrower is required under this Section to take but which Borrower fails to take, after 15 days' notice to Borrower. Borrower shall reimburse and indemnify Bank for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this Section.

                               FURTHER ASSURANCES.

                  At any time and from time to time Borrower shall execute and deliver such further instruments and take such further action as may reasonably be requested by Bank to effect the purposes of this Agreement.

NEGATIVE COVENANTS

                  Each Borrower covenants and agrees that, so long as any Credit Extension hereunder shall be available and until payment in full of the outstanding Obligations or for so long as Bank may have any commitment to make any Credit Extensions, each Borrower will not do any of the following:

                                  DISPOSITIONS.

                  Convey, sell, lease, transfer or otherwise dispose of (collectively, a "Transfer"), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, other than Transfers (i) of Inventory in the ordinary course of business, (ii) of non-exclusive licenses and similar arrangements for the use of the property of Borrower or its Subsidiaries in the ordinary course of business, or (iii) of worn-out or obsolete Equipment which was not financed by Bank.

        CHANGES IN BUSINESS, OWNERSHIP, MANAGEMENT OR BUSINESS LOCATIONS.

                  Engage in any business, or permit any of its Subsidiaries to engage in any business, other than the businesses currently engaged in by Borrower and any business substantially similar or related thereto (or incidental thereto); or cease to conduct business in the manner conducted by Borrower as of the Closing Date; or suffer or permit a material change in Borrower's ownership or management; or without thirty (30) days prior written notification to Bank, relocate its chief executive office or state of incorporation; or without Bank's prior written consent, change the date on which its fiscal year ends.

                            MERGERS OR ACQUISITIONS.

                  Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with or into any other business organization, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person, except that, with Bank's prior written consent, a Borrower may acquire the business, property, fixed assets or stock of Persons in a related business (each, an "Acquisition") as set forth in Borrowers' financial projections delivered to Bank on June 17, 2003 and attached hereto as Exhibit F, provided that (i) prior to and immediately following the consummation of any such Acquisition there shall exist no condition or event that constitutes an Event of Default, and (ii) such Borrower shall be the continuing or surviving corporation.

                                  INDEBTEDNESS.

                  Create, incur, assume or be or remain liable with respect to any Indebtedness, or permit any Subsidiary so to do, other than Permitted Indebtedness.

                                  ENCUMBRANCES.

                  Create, incur, assume or suffer to exist any Lien with respect to any of its property, or assign or otherwise convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries so to do, except for Permitted Liens. Agree with any Person other than Bank not to grant a security interest in, or otherwise encumber, any of its property, or permit any Subsidiary to do so.

                                 DISTRIBUTIONS.

                  Pay any dividends or make any other distribution or payment on account of or in redemption, retirement or purchase of any capital stock.

                                  INVESTMENTS.

                  Directly or indirectly acquire or own, or make any Investment in or to any Person, or permit any of its Subsidiaries so to do, other than Permitted Investments; or maintain or invest any of its property with a Person other than Bank or permit any of its Subsidiaries to do so unless such Person has entered into an account control agreement with Bank in form and substance satisfactory to Bank; or suffer or permit any Subsidiary to be a party to, or be bound by, an agreement that restricts such Subsidiary from paying dividends or otherwise distributing property to Borrower.

                          TRANSACTIONS WITH AFFILIATES.

                  Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower except for transactions that are in the ordinary course of Borrower's business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm's length transaction with a non-affiliated Person.

                               SUBORDINATED DEBT.

                  Make any payment in respect of any Subordinated Debt, or permit any of its Subsidiaries to make any such payment, except in compliance with the terms of such Subordinated Debt, or amend any provision contained in any documentation relating to the Subordinated Debt without Bank's prior written consent.

                            INVENTORY AND EQUIPMENT.

                  Store the Inventory or the Equipment with a bailee, warehouseman, or other third party unless the third party has been notified of Bank's security interest and Bank (a) has received an acknowledgment from the third party that it is holding or will hold the Inventory or Equipment for Bank's benefit or (b) is in pledge possession of the warehouse receipt, where negotiable, covering such Inventory or Equipment. Store or maintain any Equipment or Inventory at a location other than the location set forth in Section 10 of this Agreement.

                                   COMPLIANCE.

                  Become an "investment company" or a company controlled by an "investment company," within the meaning of the Investment Company Act of 1940, or become principally engaged in, or undertake as one of its important activities, the business of extending credit for the purpose of purchasing or carrying margin stock, or use the proceeds of any Credit Extension for such purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, which violation could have a Material Adverse Effect or a material adverse effect on the Collateral or the priority of Bank's Lien on the Collateral, or permit any of its Subsidiaries to do any of the foregoing.

EVENTS OF DEFAULT

                  Any one or more of the following events shall constitute an Event of Default by Borrowers under this Agreement:

                                PAYMENT DEFAULT.

                  If a Borrower fails to pay, when due, any of the Obligations;

                                COVENANT DEFAULT.

                  If a Borrower fails to perform any obligation under Article 6 or violates any of the covenants contained in Article 7 of this Agreement, or

                  If a Borrower fails or neglects to perform, keep, or observe any other material term, provision, condition, covenant, or agreement contained in this Agreement, in any of the Loan Documents, or in any other present or future agreement between a Borrower and Bank and as to any default under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure such default within ten (10) days after the occurrence thereof; provided, however, that if the default cannot by its nature be cured within the ten (10) day period or cannot after diligent attempts by such Borrower be cured within such ten (10) day period, and such default is likely to be cured within a reasonable time, then such Borrower shall have an additional reasonable period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to have cured such default shall not be deemed an Event of Default (provided that no Credit Extensions will be required to be made during such cure period);

                            MATERIAL ADVERSE CHANGE.

                  If there (i) occurs a material adverse change in the business, operations, condition (financial or otherwise) or prospects of a Borrower or
(ii) is a material impairment of the prospect of repayment of any portion of the Obligations or (iii) is a material impairment of the value or priority of Bank's security interests in the Collateral;

                                   ATTACHMENT.

                  If any material portion of a Borrower's assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within ten (10) days, or if a Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs, or if a judgment or other claim becomes a lien or encumbrance upon any material portion of a Borrower's assets, or if a notice of lien, levy, or assessment is filed of record with respect to any of a Borrower's assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, and the same is not paid within ten (10) days after a Borrower receives notice thereof, provided that none of the foregoing shall constitute an Event of Default where such action or event is stayed or an adequate bond has been posted pending a good faith contest by a Borrower (provided that no Credit Extensions will be required to be made during such cure period);

                                   INSOLVENCY.

                  If a Borrower becomes insolvent, or if an Insolvency Proceeding is commenced by Borrower, or if an Insolvency Proceeding is commenced against a Borrower and is not dismissed or stayed within thirty (30) days (provided that no Credit Extensions will be made prior to the dismissal of such Insolvency Proceeding);

                                OTHER AGREEMENTS.

                  If there is a default in any agreement to which a Borrower is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of Fifty Thousand Dollars ($50,000) or that could have a Material Adverse Effect;

                               SUBORDINATED DEBT.

                  If a Borrower makes any payment on account of Subordinated Debt, except to the extent such payment is allowed under any subordination agreement entered into with Bank;

                                   JUDGMENTS.

                  If a judgment or judgments for the payment of money in an amount, individually or in the aggregate, of at least Fifty Thousand Dollars ($50,000) shall be rendered against a Borrower and shall remain unsatisfied and unstayed for a period of ten (10) days (provided that no Credit Extensions will be made prior to the satisfaction or stay of such judgment); or

                               MISREPRESENTATIONS.

                  If any material misrepresentation or material misstatement exists now or hereafter in any warranty or representation set forth herein or in any certificate or writing delivered to Bank by a Borrower or any Person acting on Borrower's behalf pursuant to this Agreement or to induce Bank to enter into this Agreement or any other Loan Document.

BANK'S RIGHTS AND REMEDIES

                              RIGHTS AND REMEDIES.

                  Upon the occurrence and during the continuance of an Event of Default, Bank may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by
Borrowers:

                  Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable (provided that upon the occurrence of an Event of Default described in Section
8.5 all Obligations shall become immediately due and payable without any action by Bank);

                  Cease advancing money or extending credit to or for the benefit of any Borrower under this Agreement or under any other agreement between any Borrower and Bank;

                  Demand that Borrowers (i) deposit cash with Bank in an amount equal to the amount of any Letters of Credit remaining undrawn, as collateral security for the repayment of any future drawings under such Letters of Credit, and Borrowers shall forthwith deposit and pay such amounts, and (ii) pay in advance all Letters of Credit fees scheduled to be paid or payable over the remaining term of the Letters of Credit;

                  Settle or adjust disputes and claims directly with account debtors for amounts, upon terms and in whatever order that Bank reasonably considers advisable;

                  Without notice to or demand upon Borrowers, make such payments and do such acts as Bank considers necessary or reasonable to protect its security interest in the Collateral. Borrowers agree to assemble the Collateral if Bank so requires, and to make the Collateral available to Bank as Bank may designate. Borrowers authorize Bank to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or lien which in Bank's determination appears to be prior or superior to its security interest and to pay all expenses incurred in connection therewith. With respect to any of Borrowers' premises, Borrowers hereby grant Bank a license to enter such premises and to occupy the same, without charge, in order to exercise any of Bank's rights or remedies provided herein, at law, in equity, or otherwise;

                  Without notice to Borrower set off and apply to the Obligations any and all (i) balances and deposits of a Borrower held by Bank, or
(ii) indebtedness at any time owing to or for the credit or the account of a Borrower held by Bank;

                  Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Bank is hereby granted a non-exclusive, royalty-free license or other right, solely pursuant to the provisions of this Section 9.1, to use, without charge, a Borrower's labels, patents, copyrights, mask works, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank's exercise of its rights under this Section 9.1, Borrower's rights under all licenses and all franchise agreements shall inure to Bank's benefit;

                  Sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including a Borrower's premises) as Bank determines is commercially reasonable, and apply the proceeds thereof to the Obligations in whatever manner or order Bank deems appropriate;

                  Bank may credit bid and purchase at any public sale, or at any private sale as permitted by law; and

                  Any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by Borrowers.

                               POWER OF ATTORNEY.

                  Effective only upon the occurrence and during the continuance of an Event of Default, each Borrower hereby irrevocably appoints Bank (and any of Bank's designated officers, or employees) as Borrower's true and lawful attorney to: (a) send requests for verification of Accounts or notify account debtors of Bank's security interest in the Accounts; (b) endorse Borrower's name on any checks or other forms of payment or security that may come into Bank's possession; (c) sign Borrower's name on any invoice or bill of lading relating to any Account, drafts against account debtors, schedules and assignments of Accounts, verifications of Accounts, and notices to account debtors; (d) make, settle, and adjust all claims under and decisions with respect to Borrower's policies of insurance; (e) settle and adjust disputes and claims respecting the accounts directly with account debtors, for amounts and upon terms which Bank determines to be reasonable; (f) to modify, in its sole discretion, any intellectual property security agreement entered into between Borrower and Bank without first obtaining Borrower's approval of or signature to such modification by amending Exhibit A, Exhibit B, Exhibit C and Exhibit D, thereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents, Trademarks or Mask Works acquired by Borrower after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents, Trademarks or Mask Works in which Borrower no longer has or claims any right, title or interest; (g) to file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Borrower where permitted by law; and (h) to transfer the Intellectual Property Collateral into the name of Bank or a third party to the extent permitted under the California Uniform Commercial Code, provided Bank may exercise such power of attorney to sign the name of Borrower on any of the documents described in Section 4.2 regardless of whether an Event of Default has occurred. The appointment of Bank as Borrower's attorney in fact, and each and every one of Bank's rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully repaid and performed and Bank's obligation to provide advances hereunder is terminated.

                              ACCOUNTS COLLECTION.

                  Upon the occurrence and during the continuance of an Event of Default, Bank may notify any Person owing funds to a Borrower of Bank's security interest in such funds and verify the amount of such Account. Borrowers shall collect all amounts owing to Borrower for Bank, receive in trust all payments as Bank's trustee, and, if requested or required by Bank, immediately deliver such payments to Bank in their original form as received from the account debtor, with proper endorsements for deposit.

                                 BANK EXPENSES.

                  If a Borrower fails to pay any amounts or furnish any required proof of payment due to third persons or entities, as required under the terms of this Agreement, then Bank may do any or all of the following: (a) make payment of the same or any part thereof; (b) set up such reserves under a loan facility in Section 2.1 as Bank deems necessary to protect Bank from the exposure created by such failure; or (c) obtain and maintain insurance policies of the type discussed in Section 6.6 of this Agreement, and take any action with respect to such policies as Bank deems prudent. Any amounts so paid or deposited by Bank shall constitute Bank Expenses, shall be immediately due and payable, and shall bear interest at the then applicable rate hereinabove provided, and shall be secured by the Collateral. Any payments made by Bank shall not constitute an agreement by Bank to make similar payments in the future or a waiver by Bank of any Event of Default under this Agreement.

                        BANK'S LIABILITY FOR COLLATERAL.

                  So long as Bank complies with reasonable banking practices, Bank shall not in any way or manner be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other person whomsoever. All risk of loss, damage or destruction of the Collateral shall be borne by Borrowers.

                              REMEDIES CUMULATIVE.

                  Bank's rights and remedies under this Agreement, the Loan Documents, and all other agreements shall be cumulative. Bank shall have all other rights and remedies not expressly set forth herein as provided under the Code, by law, or in equity. No exercise by Bank of one right or remedy shall be deemed an election, and no waiver by Bank of any Event of Default on Borrower's part shall be deemed a continuing waiver. No delay by Bank shall constitute a waiver, election, or acquiescence by it. No waiver by Bank shall be effective unless made in a written document signed on behalf of Bank and then shall be effective only in the specific instance and for the specific purpose for which it was given.

                                DEMAND; PROTEST.

                  Each Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Bank on which a Borrower may in any way be liable.

NOTICES; CO-BORROWING PROVISIONS

NOTICES. UNLESS OTHERWISE PROVIDED IN THIS AGREEMENT, ALL NOTICES OR DEMANDS BY ANY PARTY RELATING TO THIS AGREEMENT OR ANY OTHER AGREEMENT ENTERED INTO IN CONNECTION HEREWITH SHALL BE IN WRITING AND (EXCEPT FOR FINANCIAL STATEMENTS AND OTHER INFORMATIONAL DOCUMENTS WHICH MAY BE SENT BY FIRST-CLASS MAIL, POSTAGE PREPAID) SHALL BE PERSONALLY DELIVERED OR SENT BY A RECOGNIZED OVERNIGHT DELIVERY SERVICE, BY CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, OR BY TELEFACSIMILE TO BORROWERS OR TO BANK, AS THE CASE MAY BE, AT ITS ADDRESSES SET FORTH BELOW:

         If to Borrowers:           Home Director, Inc.
                                    2525 Collier Canyon Road
                                    Livermore, CA 94551
                                    Attn:  Daryl Stemm
                                    FAX:  (925) 243-1745

         If to Bank:                Venture Banking Group,
                                    a division of Cupertino National Bank
                                    Three Palo Alto Square, Suite 150
                                    Palo Alto, CA 94306
                                    Attn:  Robert Roland
                                    FAX:  (650) 843-6969

The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.

SUBROGATION AND SIMILAR RIGHTS. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, UNTIL PAYMENT IN FULL OF ALL CREDIT EXTENSIONS AND TERMINATION OF THE COMMITMENT TO MAKE CREDIT EXTENSIONS, EACH BORROWER IRREVOCABLY WAIVES ALL RIGHTS THAT IT MAY HAVE AT LAW OR IN EQUITY (INCLUDING, WITHOUT LIMITATION, ANY LAW SUBROGATING A BORROWER TO THE RIGHTS OF BANK UNDER THE LOAN DOCUMENTS) TO SEEK CONTRIBUTION, INDEMNIFICATION, OR ANY OTHER FORM OF REIMBURSEMENT FROM ANY OTHER BORROWER, OR ANY OTHER PERSON NOW OR HEREAFTER PRIMARILY OR SECONDARILY LIABLE FOR ANY OF THE OBLIGATIONS, FOR ANY PAYMENT MADE BY A BORROWER WITH RESPECT TO THE OBLIGATIONS IN CONNECTION WITH THE LOAN DOCUMENTS OR OTHERWISE AND ALL RIGHTS THAT IT MIGHT HAVE TO BENEFIT FROM, OR TO PARTICIPATE IN, ANY SECURITY FOR THE OBLIGATIONS AS A RESULT OF ANY PAYMENT MADE BY A BORROWER WITH RESPECT TO THE OBLIGATIONS IN CONNECTION WITH THE LOAN DOCUMENTS OR OTHERWISE. ANY AGREEMENT PROVIDING FOR INDEMNIFICATION, REIMBURSEMENT OR ANY OTHER ARRANGEMENT PROHIBITED UNDER THIS SECTION SHALL BE NULL AND VOID. IF ANY PAYMENT IS MADE TO A BORROWER IN CONTRAVENTION OF THIS SECTION, SUCH BORROWER SHALL HOLD SUCH PAYMENT IN TRUST FOR BANK AND SUCH PAYMENT SHALL BE PROMPTLY DELIVERED TO BANK FOR APPLICATION TO THE OBLIGATIONS, WHETHER MATURED OR UNMATURED.

WAIVERS OF NOTICE. EACH BORROWER WAIVES NOTICE OF ACCEPTANCE HEREOF; NOTICE OF THE EXISTENCE, CREATION OR ACQUISITION OF ANY OF THE OBLIGATIONS; NOTICE OF AN EVENT OF DEFAULT; NOTICE OF THE AMOUNT OF THE OBLIGATIONS OUTSTANDING AT ANY TIME; NOTICE OF INTENT TO ACCELERATE; NOTICE OF ACCELERATION; NOTICE OF ANY ADVERSE CHANGE IN THE FINANCIAL CONDITION OF ANY OTHER BORROWER OR OF ANY OTHER FACT THAT MIGHT INCREASE THE BORROWER'S RISK; PRESENTMENT FOR PAYMENT; DEMAND; PROTEST AND NOTICE THEREOF AS TO ANY INSTRUMENT; DEFAULT; AND ALL OTHER NOTICES AND DEMANDS TO WHICH THE BORROWER WOULD OTHERWISE BE ENTITLED. EACH BORROWER WAIVES ANY DEFENSE ARISING FROM ANY DEFENSE OF ANY OTHER BORROWER, OR BY REASON OF THE CESSATION FROM ANY CAUSE WHATSOEVER OF THE LIABILITY OF ANY OTHER BORROWER. BANK'S FAILURE AT ANY TIME TO REQUIRE STRICT PERFORMANCE BY ANY BORROWER OF ANY PROVISION OF THE LOAN DOCUMENTS SHALL NOT WAIVE, ALTER OR DIMINISH ANY RIGHT OF BANK THEREAFTER TO DEMAND STRICT COMPLIANCE AND PERFORMANCE THEREWITH. NOTHING CONTAINED HEREIN SHALL PREVENT BANK FROM FORECLOSING ON THE LIEN OF ANY DEED OF TRUST, MORTGAGE OR OTHER SECURITY INSTRUMENT, OR EXERCISING ANY RIGHTS AVAILABLE THEREUNDER, AND THE EXERCISE OF ANY SUCH RIGHTS SHALL NOT CONSTITUTE A LEGAL OR EQUITABLE DISCHARGE OF ANY BORROWER. EACH BORROWER ALSO WAIVES ANY DEFENSE ARISING FROM ANY ACT OR OMISSION OF BANK THAT CHANGES THE SCOPE OF THE BORROWER'S RISKS HEREUNDER. EACH BORROWER HEREBY WAIVES ANY RIGHT TO ASSERT AGAINST BANK ANY DEFENSE (LEGAL OR EQUITABLE), SETOFF, COUNTERCLAIM, OR CLAIMS THAT SUCH BORROWER INDIVIDUALLY MAY NOW OR HEREAFTER HAVE AGAINST ANOTHER BORROWER OR ANY OTHER PERSON LIABLE TO BANK WITH RESPECT TO THE OBLIGATIONS IN ANY MANNER OR WHATSOEVER.

SUBROGATION DEFENSES. EACH BORROWER HEREBY WAIVES ANY DEFENSE BASED ON IMPAIRMENT OR DESTRUCTION OF ITS SUBROGATION OR OTHER RIGHTS AGAINST ANY OTHER BORROWER AND WAIVES ALL BENEFITS WHICH MIGHT OTHERWISE BE AVAILABLE TO IT UNDER CALIFORNIA CIVIL CODE SECTIONS 2809, 2810, 2819, 2839, 2845, 2848, 2849, 2850,
2899, AND 3433 AND CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 580A, 580B, 580D AND 726, AS THOSE STATUTORY PROVISIONS ARE NOW IN EFFECT AND HEREAFTER AMENDED, AND UNDER ANY OTHER SIMILAR STATUTES NOW AND HEREAFTER IN EFFECT.

                            RIGHT TO SETTLE, RELEASE.

                  (a) The liability of Borrowers hereunder shall not be diminished by (i) any agreement, understanding or representation that any of the Obligations is or was to be guaranteed by another Person or secured by other property, or (ii) any release or unenforceability, whether partial or total, of rights, if any, which Bank may now or hereafter have against any other Person, including another Borrower, or property with respect to any of the Obligations.

                  (b) Without notice to (1) any other Borrower and without affecting the liability of any other Borrower hereunder, Bank may (i) compromise, settle, renew, extend the time for payment, change the manner or terms of payment, discharge the performance of, decline to enforce, or release all or any of the Obligations with respect to a Borrower, (ii) grant other indulgences to a Borrower in respect of the Obligations, (iii) modify in any manner any documents relating to the Obligations with respect to a Borrower, or
(2) (i) release, surrender or exchange any deposits or other property securing the Obligations, whether pledged by a Borrower or any other Person, or (ii) without notice to any Borrower, compromise, settle, renew, or extend the time for payment, discharge the performance of, decline to enforce, or release all or any obligations of any guarantor, endorser or other Person who is now or may hereafter be liable with respect to any of the Obligations.

PRIMARY OBLIGATION. THIS AGREEMENT IS A PRIMARY AND ORIGINAL OBLIGATION OF EACH BORROWER AND SHALL REMAIN IN EFFECT NOTWITHSTANDING FUTURE CHANGES IN CONDITIONS, INCLUDING ANY CHANGE OF LAW OR ANY INVALIDITY OR IRREGULARITY IN THE CREATION OR ACQUISITION OF ANY OBLIGATIONS OR IN THE EXECUTION OR DELIVERY OF ANY AGREEMENT BETWEEN BANK AND ANY BORROWER. EACH BORROWER SHALL BE LIABLE FOR EXISTING AND FUTURE OBLIGATIONS AS FULLY AS IF ALL OF THE LOAN WERE ADVANCED TO THE BORROWER. BANK MAY RELY ON ANY CERTIFICATE OR REPRESENTATION MADE BY ANY BORROWER AS MADE ON BEHALF OF, AND BINDING ON, ALL BORROWERS, INCLUDING WITHOUT LIMITATION BORROWING CERTIFICATES, BORROWING BASE CERTIFICATES AND COMPLIANCE CERTIFICATES.

SUBORDINATION. ALL INDEBTEDNESS OF A BORROWER NOW OR HEREAFTER ARISING HELD BY ANOTHER BORROWER IS SUBORDINATED TO THE OBLIGATIONS AND THE BORROWER HOLDING THE INDEBTEDNESS SHALL TAKE ALL ACTIONS REASONABLY REQUESTED BY BANK TO EFFECT, TO ENFORCE AND TO GIVE NOTICE OF SUCH SUBORDINATION.

ENFORCEMENT OF RIGHTS. BORROWERS ARE JOINTLY AND SEVERALLY LIABLE FOR THE OBLIGATIONS AND BANK MAY PROCEED AGAINST ONE OR MORE OF THE BORROWERS TO ENFORCE THE OBLIGATIONS WITHOUT WAIVING ITS RIGHT TO PROCEED AGAINST ANY OF THE OTHER BORROWERS.

HDI AS AGENT. EACH BORROWER APPOINTS HDI AS ITS AGENT WITH ALL NECESSARY POWER AND AUTHORITY TO GIVE AND RECEIVE NOTICES, CERTIFICATES OR DEMANDS FOR AND ON BEHALF OF EACH BORROWER, TO ACT AS DISBURSING AGENT FOR RECEIPT OF ANY CREDIT EXTENSIONS ON BEHALF OF EACH BORROWER AND TO APPLY TO BANK ON BEHALF OF ANY BORROWER FOR CREDIT EXTENSIONS, ANY WAIVERS AND ANY CONSENTS. THIS AUTHORIZATION CANNOT BE REVOKED, AND BANK NEED NOT INQUIRE AS TO HDI'S AUTHORITY TO ACT FOR OR ON BEHALF OF ANY BORROWER.

CHOICE OF LAW AND VENUE

                  The Loan Documents shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law. Each of Borrower and Bank hereby submits to the exclusive jurisdiction of the state and Federal courts located in the County of Santa Clara, State of California. EACH BORROWER AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

GENERAL PROVISIONS

                             SUCCESSORS AND ASSIGNS.

                  This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties; provided, however, that neither this Agreement nor any rights hereunder may be assigned by a Borrower without Bank's prior written consent, which consent may be granted or withheld in Bank's sole discretion. Bank shall have the right without the consent of or notice to Borrowers to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank's obligations, rights and benefits hereunder.

                                INDEMNIFICATION.

                  Borrowers shall indemnify, defend, protect and hold harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses or Bank Expenses in any way suffered, incurred, or paid by Bank as a result of or in any way arising out of, following, or consequential to transactions between Bank and Borrowers whether under the Loan Documents, or otherwise (including without limitation reasonable attorneys fees and expenses), except for losses caused by Bank's gross negligence or willful misconduct.

                                TIME OF ESSENCE.

                  Time is of the essence for the performance of all obligations set forth in this Agreement.

                           SEVERABILITY OF PROVISIONS.

                  Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

                       AMENDMENTS IN WRITING, INTEGRATION.

                  This Agreement cannot be amended or terminated except by a writing signed by Borrower and Bank. All prior agreements, understandings, representations, warranties, and negotiations between the parties hereto with respect to the subject matter of this Agreement, if any, are merged into this Agreement and the Loan Documents.

                                  COUNTERPARTS.

                  This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.

                                    SURVIVAL.

                  All covenants, representations and warranties made in this Agreement shall continue in full force and effect so long as any Obligations remain outstanding. The obligations of Borrowers to indemnify Bank with respect to the expenses, damages, losses, costs and liabilities described in Section
12.2 shall survive until all applicable statute of limitations periods with respect to actions that may be brought against Bank have run.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

HOME DIRECTOR, INC.                    HOME DIRECTOR TECHNOLOGIES, INC.


By: /s/ Daryl Stemm                    By: /s/ Daryl Stemm
    ------------------------------         ---------------------------------

Title: Secretary &CFO                Title: Secretary &CFO
      ----------------------------         ---------------------------------


DIGITAL INTERIORS, INC.                VENTURE BANKING GROUP, a division of
                                         Cupertino National Bank

By: /s/ Daryl Stemm                    By: /s/ Robert Roland
    ------------------------------         ---------------------------------

Title: Secretary &CFO                Title: Loan Officer
      ----------------------------         ---------------------------------

                                    EXHIBIT A

The Collateral shall consist of all right, title and interest of each Borrower in and to the following:

(a) All goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

(b) All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above;

(c) All contract rights and general intangibles now owned or hereafter acquired, including, without limitation, goodwill, trademarks, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

(d) All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower;

(e) All documents, cash, deposit accounts, securities, securities entitlements, securities accounts, investment property, financial assets, letters of credit, letter of credit rights, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Borrower's Books relating to the foregoing;

(f) All copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired; all claims for damages by way of any past, present and future infringement of any of the foregoing; and

(g) All Borrower's Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

EXHIBIT B
---------

LOAN PAYMENT/ADVANCE TELEPHONE REQUEST FORM
DEADLINE FOR SAME DAY PROCESSING IS 3:00 P.M., P.S.T.
TO:   VENTURE BANKING GROUP                               DATE:  _______________
      A DIVISION OF CUPERTINO NATIONAL BANK

FAX #:  (650) 843-6969                                    TIME:  _______________

--------------------------------------------------------------------------------

FROM: Home Director, Inc., Home Director Technologies, Inc.,
        Digital Interiors, Inc.
      --------------------------------------------------------------------------
                                  CLIENT NAME (BORROWER)

REQUESTED BY:
             -------------------------------------------------------------------
                                  AUTHORIZED SIGNER'S NAME

AUTHORIZED SIGNATURE:
                      ----------------------------------------------------------

PHONE NUMBER:
             ------------------------

FROM ACCOUNT #                            TO ACCOUNT #
               ----------------------                  -------------------------

REQUESTED TRANSACTION TYPE                                REQUEST DOLLAR AMOUNT
--------------------------                                ---------------------
                                                          $
PRINCIPAL INCREASE (ADVANCE)                              $
PRINCIPAL PAYMENT (ONLY)                                  $
INTEREST PAYMENT (ONLY)                                   $
PRINCIPAL AND INTEREST (PAYMENT)                          $

OTHER INSTRUCTIONS:
                    ------------------------------------------------------------

--------------------------------------------------------------------------------

All representations and warranties of Borrowers stated in the Loan and Security Agreement are true, correct and complete in all material respects as of the date of the telephone request for an Advance confirmed by this Borrowing Certificate; provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date.

--------------------------------------------------------------------------------

                                  BANK USE ONLY

TELEPHONE REQUEST:
-----------------

The following person is authorized to request the loan payment transfer/loan advance on the advance designated account and is known to me.


----------------------------------------         ----------------------------
        Authorized Requester                             Phone #


----------------------------------------         ----------------------------
        Received By (Bank)                               Phone #


                  ---------------------------------------------
                           Authorized Signature (Bank)

--------------------------------------------------------------------------------

                                   EXHIBIT C-1
                            REVOLVING PROMISSORY NOTE


$1,000,000                                                 Palo Alto, California
                                                           Date:  July 24, 2003


HOME DIRECTOR, INC., HOME DIRECTOR TECHNOLOGIES, INC., and DIGITAL INTERIORS, INC. (hereinafter collectively and individually referred to as the "Borrower"), for value received, hereby, jointly and severally, promises to pay to the order of VENTURE BANKING GROUP, a division of Cupertino National Bank ("Bank"), in lawful money of the United States of America, pursuant to that certain Loan and Security Agreement dated as of July 24, 2003, by and between Borrower and Bank (the "Loan Agreement"), (i) the principal amount of $1,000,000 or, if lesser,
(ii) the principal amount of all Advances outstanding as of the Revolving Maturity Date. All unpaid amounts of principal and interest shall be due and payable in full on the Revolving Maturity Date.

This Note is referred to in the Loan Agreement. All terms defined in the Loan Agreement shall have the same definitions when used herein, unless otherwise defined herein.

Borrower further promises to pay interest on each Advance hereunder in like funds on the principal amount hereof from time to time outstanding from the date hereof until paid in full, at a rate or rates per annum and payable on the dates determined pursuant to the Loan Agreement.

Payment on this Note shall be applied in the manner set forth in the Loan Agreement. The Loan Agreement contains provisions for acceleration of the maturity of Advances hereunder upon the occurrence of certain stated events and also provides for optional and mandatory prepayments of principal hereof prior to any stated maturity upon the terms and conditions therein specified.

All Advances made by Bank to Borrower pursuant to the Loan Agreement shall be recorded by Bank on the books and records of Bank. The failure of Bank to record any Advance or any prepayment or payment made on account of the principal balance hereof shall not limit or otherwise affect the obligation of Borrower under this Note and under the Loan Agreement to pay the principal, interest and other amounts due and payable under the Advances.

Any principal or interest payments on this Note not paid when due, whether at stated maturity, by acceleration or otherwise, shall bear interest at the Default Rate.

Upon the occurrence of a default hereunder or an Event of Default under the Loan Agreement, all unpaid principal, accrued interest and other amounts owing hereunder shall, at the option of Bank, be immediately collectible by or on behalf of Bank pursuant to the Loan Agreement and applicable law.

Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred, including reasonable attorneys' fees, costs and expenses. The right to plead any and all statutes of limitations as a defense to any demand hereunder is hereby waived to the full extent permitted by law.

The amount of this Note is secured by the Collateral identified and described as security therefor in the Loan Agreement.

This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of the laws of any other jurisdiction.

The provisions of this Note shall inure to the benefit of and be binding upon any successor to Borrower and shall extend to any holder hereof.


HOME DIRECTOR, INC.                         HOME DIRECTOR TECHNOLOGIES, INC.


By: /s/ Daryl Stemm                          By: /s/ Daryl Stemm
    -------------------------------------      ---------------------------------

Print Name: Daryl Stemm                      Print Name:Daryl Stemm
            -----------------------------              -------------------------

Title:  Secretary & CFO                      Title: Secretary & CFO
       ----------------------------------          -----------------------------


DIGITAL INTERIORS, INC.


By:/s/ Daryl Stemm
    ---------------------------

Print Name: Daryl Stemm
    ---------------------------

Title:Secretary & CFO
    ---------------------------

EXHIBIT D

BORROWING BASE CERTIFICATE
--------------------------------------------------------------------------------
Borrowers:  Home Director, Inc., Home Director Technologies, Inc.,
            Digital Interiors, Inc.

                                             Lender:  Venture Banking Group, a
                                             division of Cupertino National Bank

Commitment Amount:  $1,000,000
--------------------------------------------------------------------------------

ACCOUNTS RECEIVABLE
         1.       Accounts Receivable Book Value as of ___                             $___________
         2.       Additions (please explain on reverse)                                $___________
         3.       TOTAL ACCOUNTS RECEIVABLE                                            $___________

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
         4.       Amounts over 90 days due                         $___________
         5.       Balance of 20% over 90 day accounts              $___________
         6.       Concentration Limits                             $___________
         7.       Foreign Accounts                                 $___________
         8.       Governmental Accounts                            $___________
         9.       Contra Accounts                                  $___________
         10.      Demo Accounts                                    $___________
         11.      Intercompany/Employee Accounts                   $___________
         12.      Other (please explain on reverse)                $___________
         13.      TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                                 $___________
         14.      Eligible Accounts (#3 minus #13)                                     $___________
         15.      LOAN VALUE OF ACCOUNTS (80% of #14)                                  $___________

BALANCES

         16.      Maximum Loan Amount                                                  $___________
         17.      Total Funds Available [Lesser of #16 or #15]                         $___________
         18.      Present balance owing on Line of Credit                              $___________
         19.      Outstanding under Sublimits                                          $___________
         20.      RESERVE POSITION (#17 minus #18 and #19)                             $___________

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Venture Banking Group, a division of Cupertino National Bank.

COMMENTS

HOME DIRECTOR, INC.


By:
   -------------------------
     Authorized Signer

                                    EXHIBIT E

                             COMPLIANCE CERTIFICATE


TO:   VENTURE BANKING GROUP, A DIVISION OF CUPERTINO NATIONAL BANK

FROM: HOME DIRECTOR, INC., HOME DIRECTOR TECHNOLOGIES, INC.,
        DIGITAL INTERIORS, INC.

The undersigned authorized officer of Home Director, Inc. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrowers and Bank (the "Agreement"), (i) Borrowers are in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties of Borrowers stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer expressly acknowledges that no borrowings may be requested by Borrower at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that such compliance is determined not just at the date this certificate is delivered.


                          PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

        REPORTING COVENANT                                        REQUIRED                                            COMPLIES
        ------------------                                        --------                                            --------
        Monthly financial statements                              Monthly within 25 days                        Yes        No
        10-Q, 10-K and 8-K                                        Within 10 business days after filing          Yes        No
        A/R & A/P Agings                                          Monthly within 25 days                        Yes        No
        A/R Audit                                                 Initial and Annual                            Yes        No


        FINANCIAL COVENANT                                        REQUIRED                 ACTUAL                     COMPLIES
        ------------------                                        --------                 ------                     --------
        Maintain on a Monthly Basis unless otherwise noted:
             Minimum Quick Ratio                                  1.15:1.0                  ____:1.0            Yes        No
             Minimum Tangible Net Worth                           $2,000,000               $____                Yes        No
             Profitability (Quarterly)                            $______1                 $____                Yes        No

             1 Borrowers shall not incur a net loss of more than (i) $500,000 for the fiscal quarter ending June 30, 2003, or (ii) $150,000 for the fiscal quarter ending September 30, 2003. Borrowers shall achieve Net Income of at least One Dollar ($1) for each fiscal quarter of the Borrowers commencing with the quarter ending December 31, 2003.

COMMENTS REGARDING EXCEPTIONS:
See Attached.

                                                    BANK USE ONLY

                                                    Received by:
                                                                 ----------------------------------------------
Sincerely,                                                                    AUTHORIZED SIGNER

                                                    Date:
                                                                 ----------------------------------------------

                                                    Verified:
----------------------------------------------                   ----------------------------------------------
SIGNATURE                                                                     AUTHORIZED SIGNER


                                                    Date:
----------------------------------------------                   ----------------------------------------------
TITLE


                                                    Compliance Status         Yes        No
----------------------------------------------
DATE


--------------------------------------------------------------------------------

                                    EXHIBIT F

           BORROWER'S FINANCIAL PROJECTIONS DATED AS OF JUNE 17, 2003

                                 (see attached)

                            REVOLVING PROMISSORY NOTE


$1,000,000                                                 Palo Alto, California
                                                           Date:  July 24, 2003

HOME DIRECTOR, INC., HOME DIRECTOR TECHNOLOGIES, INC., and DIGITAL INTERIORS, INC. (hereinafter collectively and individually referred to as the "Borrower"), for value received, hereby, jointly and severally, promises to pay to the order of VENTURE BANKING GROUP, a division of Cupertino National Bank ("Bank"), in lawful money of the United States of America, pursuant to that certain Loan and Security Agreement dated as of July 24, 2003, by and between Borrower and Bank (the "Loan Agreement"), (i) the principal amount of $1,000,000 or, if lesser,
(ii) the principal amount of all Advances outstanding as of the Revolving Maturity Date. All unpaid amounts of principal and interest shall be due and payable in full on the Revolving Maturity Date.

This Note is referred to in the Loan Agreement. All terms defined in the Loan Agreement shall have the same definitions when used herein, unless otherwise defined herein.

Borrower further promises to pay interest on each Advance hereunder in like funds on the principal amount hereof from time to time outstanding from the date hereof until paid in full, at a rate or rates per annum and payable on the dates determined pursuant to the Loan Agreement.

Payment on this Note shall be applied in the manner set forth in the Loan Agreement. The Loan Agreement contains provisions for acceleration of the maturity of Advances hereunder upon the occurrence of certain stated events and also provides for optional and mandatory prepayments of principal hereof prior to any stated maturity upon the terms and conditions therein specified.

All Advances made by Bank to Borrower pursuant to the Loan Agreement shall be recorded by Bank on the books and records of Bank. The failure of Bank to record any Advance or any prepayment or payment made on account of the principal balance hereof shall not limit or otherwise affect the obligation of Borrower under this Note and under the Loan Agreement to pay the principal, interest and other amounts due and payable under the Advances.

Any principal or interest payments on this Note not paid when due, whether at stated maturity, by acceleration or otherwise, shall bear interest at the Default Rate.

Upon the occurrence of a default hereunder or an Event of Default under the Loan Agreement, all unpaid principal, accrued interest and other amounts owing hereunder shall, at the option of Bank, be immediately collectible by or on behalf of Bank pursuant to the Loan Agreement and applicable law.

Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred, including reasonable attorneys' fees, costs and expenses. The right to plead any and all statutes of limitations as a defense to any demand hereunder is hereby waived to the full extent permitted by law.

The amount of this Note is secured by the Collateral identified and described as security therefor in the Loan Agreement.

This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of the laws of any other jurisdiction.

The provisions of this Note shall inure to the benefit of and be binding upon any successor to Borrower and shall extend to any holder hereof.

HOME DIRECTOR, INC.                         HOME DIRECTOR TECHNOLOGIES, INC.


By:  /s/ Daryl Stemm                    By:  /s/ Daryl Stemm
    ---------------------------------       ------------------------------------

Print Name:  Daryl Stemm                Print Name:  Daryl Stemm
            -------------------------               ----------------------------

Title:  Secretary & CFO                 Title:  Secretary & CFO
       ------------------------------          ---------------------------------




DIGITAL INTERIORS, INC.

By:  /s/ Daryl Stemm
    ---------------------------------

Print Name:  Daryl Stemm
            -------------------------

Title:  Secretary & CFO
       ------------------------------

                     DISBURSEMENT REQUEST AND AUTHORIZATION


Borrowers:  Home Director, Inc., Home Director Technologies, Inc.,
            Digital Interiors, Inc.

                                             Bank:  Venture Banking Group, a
                                             division of Cupertino National Bank
--------------------------------------------------------------------------------

LOAN TYPE. This is a Variable Rate, Revolving Line of Credit of a principal amount up to $1,000,000.

PRIMARY PURPOSE OF LOAN.  The primary purpose of this loan is for business.

SPECIFIC PURPOSE. The specific purpose of this loan is: Short-term working capital and finance of equipment.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Bank's conditions for making the loan have been satisfied. Please disburse the loan proceeds as follows:

                                                               Revolving Line
         Amount paid to Borrowers directly:                    $____________
         Undisbursed Funds                                     $____________

         Principal                                             $____________


CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

         Prepaid Finance Charges Paid in Cash:                                $____________
                  $4,000       Loan Fee
                  $TBD         Accounts Receivables Audit

         Other Charges Paid in Cash:                                          $____________
                  $TBD          UCC Search Fees
                  $TBD          UCC Filing Fees
                  $TBD          Patent Filing Fees
                  $TBD          Trademark Filing Fees
                  $TBD          Copyright Filing Fees
                  $TBD          Outside Counsel Fees and Expenses
                                (Estimate)

Total Charges Paid in Cash                                                    $____________

AUTOMATIC PAYMENTS. Borrowers hereby authorize Bank automatically to deduct from Borrower's account numbered ________________ the amount of any loan payment. If the funds in the account are insufficient to cover any payment, Bank shall not be obligated to advance funds to cover the payment.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWERS REPRESENT AND WARRANT TO BANK THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO ADVERSE CHANGE IN BORROWERS' FINANCIAL CONDITION AS DISCLOSED IN BORROWERS' MOST RECENT FINANCIAL STATEMENT TO BANK. THIS AUTHORIZATION IS DATED AS OF JULY 24, 2003.



HOME DIRECTOR, INC.


---------------------------------
Authorized Officer

                         AGREEMENT TO PROVIDE INSURANCE

Grantor: Home Director, Inc., Home Director Technologies, Inc.,
           Digital Interiors, Inc.

                                             Bank:  Venture Banking Group, a
                                             division of Cupertino National Bank
--------------------------------------------------------------------------------

INSURANCE REQUIREMENTS. Home Director, Inc., Home Director Technologies, Inc., and Digital Interiors, Inc. (hereinafter collectively and individually referred to as the "Grantor") understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Grantor by Bank. These requirements are set forth in the Loan Documents.

The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

          Collateral:           All Inventory, Equipment and Fixtures.
          Type:                 All risks, including fire, theft and liability.
          Amount:               Full insurable value.
          Basis:                Replacement value.
          Endorsements:         Loss payable clause to Bank with
                                stipulation that coverage will not be
                                canceled or diminished without a minimum of twenty (20) days' prior written notice to Bank.

INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Bank. Grantor understands that credit may not be denied solely because insurance was not purchased through Bank.

FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Bank, on or before closing, evidence of the required insurance as provided above, with an effective date of July 24, 2003, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Bank may do so at Grantor's expense as provided in the Loan and Security Agreement. The cost of such insurance, at the option of Bank, shall be payable on demand or shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF BANK SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO THE BALANCE OF THE LOAN; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Bank to provide to any person (including any insurance agent or company) all information Bank deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED JULY 24, 2003.

GRANTOR:

HOME DIRECTOR, INC.


----------------------------
Authorized Officer

--------------------------------------------------------------------------------
                                FOR BANK USE ONLY
                             INSURANCE VERIFICATION

DATE: ____________________         PHONE: _____________________________________

AGENT'S NAME: _________________________________________________________________

INSURANCE COMPANY: ____________________________________________________________

POLICY NUMBER: ________________________________________________________________

EFFECTIVE DATES: ______________________________________________________________

COMMENTS: _____________________________________________________________________

--------------------------------------------------------------------------------

CORPORATE RESOLUTIONS TO BORROW
--------------------------------------------------------------------------------

BORROWER:         HOME DIRECTOR, INC.
--------------------------------------------------------------------------------

I, the undersigned Secretary or Assistant Secretary of Home Director, Inc. (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of Delaware.

I FURTHER CERTIFY that attached hereto as Attachments 1 and 2 are true and complete copies of the Certificate of Incorporation and Bylaws of the Corporation, each of which is in full force and effect on the date hereof.

I FURTHER CERTIFY that at a meeting of the Directors of the Corporation (or by other duly authorized corporate action in lieu of a meeting), duly called and held, at which a quorum was present and voting, the following resolutions were adopted:

BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

         NAMES                    POSITION               ACTUAL SIGNATURES
         -----                    --------               -----------------

-------------------------    ----------------------   --------------------------

-------------------------    ----------------------   --------------------------

-------------------------    ----------------------   --------------------------

-------------------------    ----------------------   --------------------------

-------------------------    ----------------------   --------------------------

-------------------------    ----------------------   --------------------------

acting for an on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

BORROW MONEY. To borrow from time to time from Venture Banking Group, a division of Cupertino National Bank ("Bank"), on such terms as may be agreed upon between the officers, employees, or agents and Bank, such sum or sums of money as in their judgment should be borrowed, without limitation, including such sums as are specified in that certain Loan and Security Agreement dated as of July 24, 2003 (the "Loan Agreement").

GUARANTY INDEBTEDNESS. To guaranty all amounts borrowed from time to time from Bank by any other borrower, including without limitation pursuant to the Loan Agreement.

EXECUTE NOTES. To execute and deliver to Bank the promissory note or notes of the Corporation, on Bank's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of the Corporation to Bank, and also to execute and deliver to Bank one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, or any portion of the notes.

GRANT SECURITY. To grant a security interest to Bank in the Collateral described in the Loan Agreement, which security interest shall secure all of the Corporation's Obligations, as described in the Loan Agreement.

NEGOTIATE ITEMS. To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

LETTERS OF CREDIT; FOREIGN EXCHANGE. To execute letters of credit applications, foreign exchange agreements and other related documents pertaining to Bank's issuance of letters of credit and foreign exchange contracts.

ISSUE WARRANTS. To issue warrants to purchase the Corporation's capital stock, for such series and number, and on such terms, as an officer of the Corporation shall deem appropriate.

FURTHER ACTS. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

IN WITNESS WHEREOF, I have hereunto set my hand on July 24, 2003 and attest that the signatures set opposite the names listed above are their genuine signatures.

                                        CERTIFIED AND ATTESTED BY:


                                        X
                                          --------------------------------------

CORPORATE RESOLUTIONS TO BORROW
--------------------------------------------------------------------------------

BORROWER:         HOME DIRECTOR TECHNOLOGIES, INC.
--------------------------------------------------------------------------------

I, the undersigned Secretary or Assistant Secretary of Home Director Technologies, Inc. (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of Delaware.

I FURTHER CERTIFY that attached hereto as Attachments 1 and 2 are true and complete copies of the Certificate of Incorporation and Bylaws of the Corporation, each of which is in full force and effect on the date hereof.

I FURTHER CERTIFY that at a meeting of the Directors of the Corporation (or by other duly authorized corporate action in lieu of a meeting), duly called and held, at which a quorum was present and voting, the following resolutions were adopted:

BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

         NAMES                    POSITION               ACTUAL SIGNATURES
         -----                    --------               -----------------

-------------------------    ----------------------   --------------------------

-------------------------    ----------------------   --------------------------

-------------------------    ----------------------   --------------------------

-------------------------    ----------------------   --------------------------

-------------------------    ----------------------   --------------------------

-------------------------    ----------------------   --------------------------


acting for an on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

BORROW MONEY. To borrow from time to time from Venture Banking Group, a division of Cupertino National Bank ("Bank"), on such terms as may be agreed upon between the officers, employees, or agents and Bank, such sum or sums of money as in their judgment should be borrowed, without limitation, including such sums as are specified in that certain Loan and Security Agreement dated as of July 24, 2003 (the "Loan Agreement").

GUARANTY INDEBTEDNESS. To guaranty all amounts borrowed from time to time from Bank by any other borrower, including without limitation pursuant to the Loan Agreement.

EXECUTE NOTES. To execute and deliver to Bank the promissory note or notes of the Corporation, on Bank's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of the Corporation to Bank, and also to execute and deliver to Bank one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, or any portion of the notes.

GRANT SECURITY. To grant a security interest to Bank in the Collateral described in the Loan Agreement, which security interest shall secure all of the Corporation's Obligations, as described in the Loan Agreement.

NEGOTIATE ITEMS. To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

LETTERS OF CREDIT; FOREIGN EXCHANGE. To execute letters of credit applications, foreign exchange agreements and other related documents pertaining to Bank's issuance of letters of credit and foreign exchange contracts.

ISSUE WARRANTS. To issue warrants to purchase the Corporation's capital stock, for such series and number, and on such terms, as an officer of the Corporation shall deem appropriate.

FURTHER ACTS. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

IN WITNESS WHEREOF, I have hereunto set my hand on July 24, 2003 and attest that the signatures set opposite the names listed above are their genuine signatures.

                                        CERTIFIED AND ATTESTED BY:


                                        X
                                          --------------------------------------

CORPORATE RESOLUTIONS TO BORROW
--------------------------------------------------------------------------------

BORROWER:         DIGITAL INTERIORS, INC.
--------------------------------------------------------------------------------

I, the undersigned Secretary or Assistant Secretary of Digital Interiors, Inc. (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of California.

I FURTHER CERTIFY that attached hereto as Attachments 1 and 2 are true and complete copies of the Articles of Incorporation and Bylaws of the Corporation, each of which is in full force and effect on the date hereof.

I FURTHER CERTIFY that at a meeting of the Directors of the Corporation (or by other duly authorized corporate action in lieu of a meeting), duly called and held, at which a quorum was present and voting, the following resolutions were adopted:

BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

         NAMES                    POSITION               ACTUAL SIGNATURES
         -----                    --------               -----------------

-------------------------    ----------------------   --------------------------

-------------------------    ----------------------   --------------------------

-------------------------    ----------------------   --------------------------

-------------------------    ----------------------   --------------------------

-------------------------    ----------------------   --------------------------

-------------------------    ----------------------   --------------------------

acting for an on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

BORROW MONEY. To borrow from time to time from Venture Banking Group, a division of Cupertino National Bank ("Bank"), on such terms as may be agreed upon between the officers, employees, or agents and Bank, such sum or sums of money as in their judgment should be borrowed, without limitation, including such sums as are specified in that certain Loan and Security Agreement dated as of July 24, 2003 (the "Loan Agreement").

GUARANTY INDEBTEDNESS. To guaranty all amounts borrowed from time to time from Bank by any other borrower, including without limitation pursuant to the Loan Agreement.

EXECUTE NOTES. To execute and deliver to Bank the promissory note or notes of the Corporation, on Bank's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of the Corporation to Bank, and also to execute and deliver to Bank one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, or any portion of the notes.

GRANT SECURITY. To grant a security interest to Bank in the Collateral described in the Loan Agreement, which security interest shall secure all of the Corporation's Obligations, as described in the Loan Agreement.

NEGOTIATE ITEMS. To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

LETTERS OF CREDIT; FOREIGN EXCHANGE. To execute letters of credit applications, foreign exchange agreements and other related documents pertaining to Bank's issuance of letters of credit and foreign exchange contracts.

ISSUE WARRANTS. To issue warrants to purchase the Corporation's capital stock, for such series and number, and on such terms, as an officer of the Corporation shall deem appropriate.

FURTHER ACTS. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

IN WITNESS WHEREOF, I have hereunto set my hand on July 24, 2003 and attest that the signatures set opposite the names listed above are their genuine signatures.

                                        CERTIFIED AND ATTESTED BY:


                                        X
                                          --------------------------------------

DEBTORS: HOME DIRECTOR, INC., HOME DIRECTOR TECHNOLOGIES, INC., DIGITAL INTERIORS, INC.

SECURED PARTY:      VENTURE BANKING GROUP,
                    A DIVISION OF CUPERTINO NATIONAL BANK


                                    EXHIBIT A

The Collateral shall consist of all right, title and interest of each Debtor in and to the following:

(a) All goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

(b) All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Debtor's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above;

(c) All contract rights and general intangibles now owned or hereafter acquired, including, without limitation, goodwill, trademarks, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

(d) All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Debtor arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Debtor, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Debtor;

(e) All documents, cash, deposit accounts, securities, securities entitlements, securities accounts, investment property, financial assets, letters of credit, letter of credit rights, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Debtor's Books relating to the foregoing;

(f) All copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired; all claims for damages by way of any past, present and future infringement of any of the foregoing; and

(g) All Debtor's Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.



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